Short-term Borrowings	12 Months Ended
Dec. 31, 2021
Short-term Borrowings [Abstract]
Short-term Borrowings

Note 11 — Short-term Borrowings

As of December 31, 2021, total short-term borrowings outstanding was $110,000 representing a loan owed to a minority shareholder.

In October 2021, Lion Wealth Management Limited (“LWML”) and Dawa Future Graphic Technology Co., Ltd (“DAWA”) formed Lion Metaverse Limited to develop the Group’s newly launched Metaverse project “Lion World”. LWML and DAWA each hold 50% of equity interest in LML. LWML agreed to loan LML for its operation and evidence by the loan agreements. As of December 31, 2021, total loan lent to LML is RMB 15,000,000 (US $2,325,000). The loan amount has been eliminated upon consolidation.

In August and September 2019, Lion Wealth Limited (“LWL”) obtained short-term borrowings in an aggregate of $20,409,250 from China Tonghai Financial Limited (“Tonghai”) with an interest rate of 13% per annum and due on December 5, 2019. LFGL acts as the corporate guarantor and the guarantee is a continuing guarantee and extends to the ultimate balance of all borrowings. The majority of the proceeds from the short-term borrowings were then advanced to four unrelated entities (collectively, the “Borrowers”) under four separate loan agreements in an aggregate of $19,108,159, at an interest rate of 15% per annum and with due dates ranging from November 27, 2019 to December 5, 2019. On December 5, 2019, LWL entered into a Deed of Novation with Tonghai and a new debtor, Xiao Bin Trading Company Limited (“Xiao Bin”), whereby LWL transferred all of its rights and obligations pertaining to $19.1 million of the borrowings under its original borrowing agreement with Tonghai to Xiao Bin. The remaining $1.3 million under the original borrowing agreement which was not novated was included in the line “Short-term Borrowings” in the consolidated balance sheet as of December 31, 2019. Simultaneous to this novation agreement, LWL entered into four separate Deeds of Novation with Xiao Bin, as the new creditor, and the four Borrowers to transfer all of LWL’s rights and obligations under the four original loan agreements totaling $19.1 million to Xiao Bin. The Group offset legal rights resulting from the Deed of Novation with Tonghai and the four Deeds of Novation with the Borrowers in the amount of $19.1 million. Since only the rights and obligations were transferred and no cash transactions were made, the settlement was properly accounted for as noncash transaction. As a result, a gain from forgiveness of debts of approximately $26,000 was recognized and the remaining outstanding short-term borrowings in the amount of $1,284,155 were extended from December 5, 2019 to March 5, 2020.

During 2020, LWL entered into a supplemental loan agreement with Tonghai and the loan was changed to due on demand afterwards. During the year ended December 31, 2020, the repayments made were approximately $990,000 in the aggregate, and interest expense incurred on the remaining outstanding balance totaled approximately $105,000. As of December 31, 2020, the outstanding amount under this loan was approximately $294,000 which was fully repaid in February 2021.

In September 2019, LFGL obtained short-term borrowings with an unrelated third-party lender at an interest rate of 12% per annum in the amount $510,230 which were guaranteed by shareholders. As of December 31, 2019, the remaining balance of such unrelated party borrowing was $128,415 which was subsequently fully repaid by January 3, 2020. For the year ended December 31, 2019, interest expense on this loan was approximately $15,000.

In November 2019, LWL obtained short-term borrowings from a related party in the amount of $128,415 with an interest rate of 12% per annum due on February 6, 2020. As of December 31, 2019, the remaining balance of such borrowing was $128,415 which was subsequently fully repaid by January 3, 2020. For the year ended December 31, 2019, interest expense on the loan was approximately $2,000.